GCO PACKAGING AND MANUFACTURING LTD.

– and –

MYCOTOPIA THERAPIES INC.

_____________________________________________

WHITE LABEL AGREEMENT
_____________________________________________

March 17, 2022

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS3

1.1Definitions3

ARTICLE 2 INTERPRETATION7

2.1Statutes7

2.2Entities7

2.3Headings7

2.4Gender; Number; and Including7

2.5Calculation of Time8

2.6Currency8

2.7Invalidity of Provisions8

2.8Schedules8

2.9Meetings8

ARTICLE 3 INTELLECTUAL PROPERTY8

3.1Appointment8

3.2Ownership and Control of Intellectual Property8

3.3Grant of License9

3.4GCO IP9

ARTICLE 4 PRODUCT INSPECTION9

4.1Products9

4.2Product Inspection and Acceptance10

ARTICLE 5 PACKAGING AND ORDER OF BRANDED PRODUCTS10

5.1Packaging of Branded Products10

5.2Order of Branded Products10

ARTICLE 6 PAYMENT AND SHIPMENT11

6.1Payment11

6.2Taxes11

6.3Shipment11

6.4Survival12

ARTICLE 7 RECORDS12

7.1Records12

7.2Continuous Disclosure12

ARTICLE 8 CUSTOMER OBLIGATIONS12

8.1Customer IP12

8.2Marketing and Promotion13

ARTICLE 9 DESIGNATED REPRESENTATIVES13

9.1Appointment of Designated Representatives13

9.2Obligations of Designated Representatives13

ARTICLE 10 REPRESENTATIONS, WARRANTIES & COVENANTS14

10.1Mutual Representations and Warranties14

10.2Additional Representations, Warranties and Covenants of Customer15

10.3Additional Representations, Warranties and Covenants of GCO15

10.4Disclaimer16

ARTICLE 11 CONFIDENTIAL INFORMATION16

11.1Scope of Confidential Information16

11.2Protection of Confidential Information17

11.3Irreparable Harm17

ARTICLE 12 INDEMNIFICATION17

12.1Mutual Indemnification17

12.2Notice of Claim17

12.3Procedure for Indemnification18

12.4Subrogation19

12.5Duty to Mitigate and Claim Under Insurance Policies19

12.6Exclusive Remedy20

12.7Losses20

12.8Limitation of Liability20

12.9Force Majeure20

ARTICLE 13 TERM AND TERMINATION21

13.1Term21

13.2Renewal Option21

13.3Termination21

13.4Event of Default21

13.5Effect of Termination22

13.6Survival22

ARTICLE 14 DISPUTE RESOLUTION22

14.1Arbitration Procedures22

14.2Continued Performance24

14.3Proceedings Confidential24

ARTICLE 15 GENERAL MATTERS24

15.1Entire Agreement24

15.2Amendment and Waivers24

15.3Enurement25

15.4Assignment25

15.5Notices25

15.6Governing Law25

15.7Legal Counsel25

15.8Independent Contactors26

15.9Language26

15.10Further Assurances26

15.11Counterparts26

Schedule “A” CUSTOMER IP

Schedule “B” GCO WIRE INSTRUCTIONS

Schedule “C” CUSTOMER WIRE INSTRUCTIONS

Schedule “D” PRODUCTS

WHITE LABEL AGREEMENT

This White Label Agreement (the "Agreement") is entered into this 17th day of March, 2022 (the "Effective Date") between Mycotopia Therapies Inc. ("Customer") and GCO Packaging and Manufacturing Ltd. ("GCO").

WHEREAS GCO operates a large-scale manufacturing, packaging and distribution facility;

AND WHEREAS Customer owns all rights, title and interest to the Customer IP and wishes to grant GCO an exclusive, royalty-free right to manufacture and supply (“Manufacture”) the Branded Products in accordance with the terms of this Agreement;

AND WHEREAS GCO wishes to Manufacture the Branded Products and Customer wishes to grant GCO an exclusive, royalty-free right in accordance with the terms of this Agreement;

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1Definitions

In this Agreement

"affiliate" when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a Person shall be deemed to be controlled by another Person if controlled in any manner whatsoever that results in control in fact by that other Person (or that other Person and any Person or Persons with whom that other Person is acting jointly or in concert), whether directly or indirectly.  For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of that Person directly or indirectly, whether through ownership of securities, by trust, by contract or otherwise; and the term "controlled" has a corresponding meaning; provided that, in any event, any Person that owns directly, indirectly or beneficially 50% or more of the securities having voting power for the election of directors or other governing body of a corporation or 50% or more of the partnership interests or other ownership interests of any other Person will be deemed to control that Person;

"Agreement" means this White Label Agreement and all attached Schedules and Appendices, in each case as the same may be supplemented, amended, restated or replaced from time to time;

"Applicable Law" (a) any domestic or foreign statute, law (including common and civil law), treaty, code, ordinance, rule, regulation or by-law (zoning or otherwise); (b) any judgement, order, writ, injunction, decision, ruling, decree or award; (c) any regulatory policy, practice, protocol, guideline or directive; or (d) any franchise, licence, qualification, authorization, consent, exemption, waiver, right, permit or other approval, in each case, of any Governmental Authority and having the force of law, binding on or affecting the Party referred to in the context in which the term is used or binding on or affecting the property of such Party, as the same may be amended, modified or replaced from time to time;

"Arbitrator" has the meaning ascribed to such term in Section 14.1(a);

"Bankruptcy Proceeding" means, in respect of any Person:

(a)if a Person commits an act of bankruptcy or a petition or other process for the bankruptcy of the Person is filed or instituted and remains undismissed or unstayed for a period of 30 days or any of the relief sought in such proceeding (including the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur;

(b)if any proposal is made or any petition is filed by or against the Person under any law having for its purpose the extension of time for payment, composition or compromise of the liabilities of the Person or other reorganization or arrangement respecting its liabilities and such proposal or petition is not stayed or dismissed within 20 days or if the Person gives notice of its intention to make or file any such proposal or petition including an application to any court to stay or suspend any proceedings of creditors pending the making or filing of any such proposal or petition;

(c)if any receiver, administrator, or manager of the property, assets or undertaking of the Person or a substantial part thereof is appointed, whether privately, pursuant to any statute, or by or under any judgment or order of any court;

(d)if any proceedings are taken to enforce any encumbrance affecting the assets of the Person or if a distress or any similar process be levied or enforced against such assets and such proceedings are not dismissed or stayed within 20 days after the commencement thereof;

(e)the admission in writing by the Person of its inability to pay its debts generally as they become due; or

(f)the making by the Person of a general assignment for the benefit of its creditors;

“Basic Purchase Order Terms” means any one or more of the following terms specified by Customer in a Purchase Order: (i) the specific types and quantities of Products ordered by Customer; (ii) the location(s) where the Branded Products are to be delivered by GCO; (iii) the date or dates by which the Branded Products must be delivered, available for shipment or pickup, as applicable; and (iv) the unit price for each of the Branded Products to be purchased;

"Branded Products" means, collectively, those Products which have been Manufactured with the Customer IP in accordance with the provisions of this Agreement;

"Business Day" means any day, other than a Saturday, Sunday or statutory holiday in the City of Vancouver, British Columbia, Canada;

“Claim” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, investigative, regulatory or other, whether at law, in equity or otherwise, brought against a Party entitled to indemnification under Article 12;

"Confidential Information" has the meaning ascribed to such term in Section 11.1;

"Consultation Period" has the meaning ascribed to such term in Section 14.1(a);

“Customer” has the meaning ascribed to such term in the preamble;

"Customer IP" means the Intellectual Property set out in Schedule “A”, as the same may be changed, modified or replaced by Customer from time to time;

"Designated Representative" has the meaning ascribed to such term in Section 9.1;

"Direct Claim" means a Claim which originates pursuant to this Agreement and does not involve a Third Party Claim;

"Dispute" has the meaning ascribed to such term in Section 14.1;

“Effective Date” has the meaning ascribed to such term in the preamble;

"Event of Default" has the meaning ascribed to such term in Section 13.4;

"Force Majeure Event(s)" has the meaning ascribed to such term in Section 12.9(a);

"Force Majeure Event Notice" has the meaning ascribed to such term in Section 12.9(b);

"Governmental Authority" means any government, regulatory authority, governmental department, agency, commission, bureau, court, judicial body, arbitral body or other law, rule or regulation-making entity: (i) having jurisdiction over GCO, Customer or the Product on behalf of any country, province, state, locality or other geographical or political subdivision thereof; or (ii) exercising or entitled to exercise any administrative, judicial, legislative, regulatory or taxing authority or power, and for greater certainty including, without limitation, Health Canada and any recognized stock exchange on which the securities of a Party are or are to be listed;

"Impacted Party" has the meaning ascribed to such term in Section 12.9(a);

"Indemnified Party" has the meaning ascribed to such term in Section 12.1;

"Indemnifying Party" has the meaning ascribed to such term in Section 12.1;

"Intellectual Property" means intellectual property of whatever nature and kind, including, without limitation, all trade-marks, domain names, logos, patents, trade secrets, industrial designs and copyrights, whether registered or unregistered, and all inventions, formulae, processes, all technology techniques, know-how, research and technical data, studies, instructions, guides, manuals, designs, market intelligence, reports, software and documentation, any and all rights for the registration or legal protection of the foregoing and any other intangible rights throughout the world;

"License" has the meaning ascribed to such term in Section 3.3;

"Losses" means damages, fines, penalties, deficiencies, losses, liabilities, including settlements and judgments, costs and expenses of any kind, character or description (including payments, refunds and delivery of additional goods and/or services, interest, reasonable fees and expenses of legal counsel, or other professionals);

“Manufacture(d)” or “Manufacturing” means the manufacturing of the Products or Branded Products, as applicable, hereunder.

"Notice of Claim" has the meaning ascribed to such term in Section 12.2;

"Packaging" or “Package” means the packaging for the Branded Product;

"Parties" means GCO and Customer collectively, and “Party” means either of them as the context requires;

"Person" means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, Governmental Authority or other entity however designated or constituted;

"Product" means the products, as listed at Schedule “D” attached hereto, to be produced by GCO from time to time during the Term in accordance with Applicable Law;

"Purchase Order" has the meaning ascribed to such term in Section 5.2(a);

"Purchase Order Acceptance" has the meaning ascribed to such term in Section 5.2(a);

"Purchase Order Rejection" has the meaning ascribed to such term in Section 5.2(a);

“Purchaser” means a third party permitted to purchase Branded Products pursuant to Applicable Laws.

"Records" means all ancillary, intermediate and final documents, work product, records, reports, manuals, notes, designs, specifications, configurations and materials prepared by GCO or any of its affiliates or representatives in connection GCO’s performance of its obligations under this Agreement including all books, records, logs, files, assessments and reports relating to the Branded Products and the use, display, reproduction and any other exploitation of the Customer IP pursuant to this Agreement;

"Records Request" has the meaning ascribed to such term in Section 7.1(c);

"Retention Period" has the meaning ascribed to such term in Section 7.1(b);

"Tax" and "Taxes" means all federal, provincial, state, local, foreign and other taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Authority in respect thereof, and including for greater certainty those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, real property transfer, real property gains, sales, goods and services, harmonized sales, use, value-

added, production, excise, ad valorem, stamp, withholding, business, franchising, lease, service, services use, property (real or personal), development, occupancy, environmental, occupation, employer health, payroll, employment, health, disability, severance, unemployment, social services, education and social security taxes, premium, windfall, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all license, franchise and registration fees and all employment and/or unemployment insurance, health insurance and government pension plan premiums or contributions;

"Term" has the meaning ascribed to such term in Section 13.2;

"Third Party Claim" means a Claim by an Indemnified Party which originates by reason of a Person (other than such Indemnified Party) making a claim against the Indemnified Party.

“GCO” has the meaning ascribed to such term in the preamble; and

"GCO IP" means the Intellectual Property developed by, owned by, or licensed to GCO (except for the Intellectual Property licensed to GCO under this Agreement), including, without limitation, GCO’s Intellectual Property with respect to its proprietary technologies related to the Product and the use thereof, including the production, product formulations, trade secrets, extraction methods and procedures in relation to the Products and all improvements, enhancements or derivatives thereto developed by GCO.

ARTICLE 2
INTERPRETATION

2.1Statutes

Unless specified otherwise, reference in this Agreement to a statute refers to that statute as it may be amended, or to any restated legislation of comparable effect.

2.2Entities

A reference to an entity includes any entity that is a successor to such entity.

2.3Headings

The division of this Agreement into articles, sections or subsections and the insertion of headings used throughout this Agreement are solely for convenience of reference and are not to be used as an aid in the interpretation of this Agreement. The words "Article" or "Section" followed by a number or letter refers to the specified Article or Section of this Agreement.

2.4Gender; Number; and Including

In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders. The word "include", "includes" or "including" shall be interpreted on an inclusive basis and shall be deemed to be followed by the words "without limitation". The expressions "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions refer to this Agreement and all attached Schedules and Appendices and unless otherwise indicated, references to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement

2.5Calculation of Time

Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

2.6Currency

All amounts in this Agreement are stated and shall be paid in Canadian dollars.

2.7Invalidity of Provisions

Each of the provisions contained in this Agreement are distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

2.8Schedules

The following schedules form part of this Agreement. In the event of any conflict or inconsistency between the provisions of the body of this Agreement and the schedules attached hereto, the provisions of the body of this Agreement shall govern to the extent necessary to remedy such conflict or inconsistency:

Schedule “A”	—	Customer IP
Schedule “B”	—	GCO Wire Instructions
Schedule “C”	—	Customer Wire Instructions
Schedule “D”	—	Products

2.9Meetings

All meetings referred to herein may be held by telephone, electronic or other communication facilities as may be agreed to from time to time by the Designated Representatives of the Parties, that permit all persons participating in the meeting to communicate adequately with each other at the same time, and a Party participating by such means is deemed to be present at that meeting.

ARTICLE 3
INTELLECTUAL PROPERTY

3.1Appointment

Customer appoints GCO as its exclusive Manufacturer of Products within the during the Term, and GCO accepts such appointment.

3.2Ownership and Control of Intellectual Property

(a)“Background Intellectual Property” or “Background IP” means Intellectual Property owned, controlled, developed, conceived of or reduced to practice by a Party prior to the date hereof or otherwise developed or acquired not in connection with the performance of this Agreement and without the benefit of any of the information of the other party, and any modifications or improvements thereto, and any derivative works developed from such Intellectual Property and includes Customer IP and GCO IP, as applicable.

(b)Except as provided herein, the Customer shall possess the absolute and exclusive right, title and interest in and to the Customer Background IP which shall remain the sole property of Customer.  For the avoidance of doubt, GCO acknowledges that the Customer Background IP, whether now existing or arising in the future, is: (i) the exclusive property of and shall enure to the sole benefit of Customer; and (ii) hereby irrevocably assigned to Customer.

(c)Except as provided herein, GCO shall possess the absolute and exclusive right, title and interest in and to the GCO Background IP which shall remain the sole property of GCO.  For the avoidance of doubt, Customer acknowledges that the GCO Background IP, whether now existing or arising in the future, is: (i) the exclusive property of and shall enure to the sole benefit of GCO; and (ii) hereby irrevocably assigned to GCO.

(d)Except as otherwise provided herein or expressly permitted by GCO in writing from time to time, Customer shall not: (i) make any addition to, deletion from or otherwise modify all or any portion of the GCO Background IP; or (ii) combine all or any portion of the GCO Background IP with any other trademark, trade name, logo, symbol, name or identifier in any manner.

(e)Except as otherwise provided herein or expressly permitted by Customer in writing from time to time, GCO shall not: (i) make any addition to, deletion from or otherwise modify all or any portion of the Customer Background IP; or (ii) combine all or any portion of the Customer Background IP with any other trademark, trade name, logo, symbol, name or identifier in any manner.

3.3Grant of License

Subject to the terms and conditions of this Agreement, Customer hereby grants GCO (collectively, the "License") an exclusive, royalty-free license to use and exploit the Customer IP during the Term to Manufacture and Package, distribute or otherwise supply the Branded Products.

3.4GCO IP

Customer acknowledges and agrees (i) any product formulations relating to the production of the Branded Products, excluding any formulations provided to GCO by Customer; (ii) any know-how, trade secrets, technologies, innovations, developments, improvements or any other intellectual property rights relating to the foregoing used in connection with the production and Manufacture of the Branded Products shall be the sole property of GCO, and that nothing in this Agreement shall prohibit GCO from working with other partners from using the GCO IP to produce or sell products similar to the Products.

ARTICLE 4
PRODUCT INSPECTION

4.1Products

Products are limited to those set out in the definition of "Products" in Section 1.1 of this Agreement.

4.2Product Inspection and Acceptance

(a)Customer shall inspect Branded Products or Products, as applicable, received under this Agreement upon receipt of such Branded Products or Products, as applicable (“Product Inspection Period”), and either accept or, only if any such Branded Products or Products, as applicable, are not in compliance with the specifications set out in the Purchase Order (“Non-Conforming Products”), reject such Branded Products or Products, as applicable. Customer will be deemed to have accepted Branded Products or Products, as applicable, unless it provides GCO with written notice of any Non-Conforming Products within five (5) calendar days following the Product Inspection Period, stating with specificity all defects and non-conformities, and furnishing such other written evidence or other documentation as may be reasonably required by GCO (including the subject Branded Products or Products, as applicable, or a representative sample thereof, which Customer contends are Non-Conforming Products). All defects and non-conformities that are not so specified will be deemed waived by Customer, such Branded Products or Products, as applicable, shall be deemed to have been accepted by Customer, and no attempted revocation of acceptance will be effective. If Customer timely notifies GCO of any Non-Conforming Products, GCO shall determine, in its reasonable discretion, whether the Branded Products or Products, as applicable, are Non-Conforming Products. If GCO determines that such Branded Products or Products, as applicable, are Non-Conforming Products, GCO shall, in its sole discretion, either:

(i)replace such Non-Conforming Products with conforming Branded Products or Products, as applicable; or

(ii)refund to Customer such amount paid by Customer to GCO for such Non-Conforming Products returned by Customer to GCO.

(iii)Customer shall ship, at Customer’s expense and risk of loss, all Non-Conforming Products to GCO’s facility located at #100 – 22071 Fraserwood Way, Richmond, British Columbia or to such other location as GCO may instruct Customer in writing. If GCO exercises its option to replace Non-Conforming Products, GCO shall ship to the delivery location, at GCO’s expense and risk of loss, the replacement Branded Products or Products, as applicable.

(iv)THE REMEDIES SET FORTH IN THIS SECTION 4.2(A) ARE CUSTOMER'S EXCLUSIVE REMEDY FOR THE DELIVERY OF NON-CONFORMING PRODUCTS.

ARTICLE 5
PACKAGING AND ORDER OF BRANDED PRODUCTS

5.1Packaging of Branded Products

Customer, at its sole discretion and expense, shall design and brand Packaging.  Customer agrees that the Packaging shall comply with all Applicable Laws.

5.2Order of Branded Products

(a)Orders of Branded Products shall be effected by way of an order form from Customer to GCO, for each order of the Branded Products (each, a “Purchase Order”) that will indicate the product formulations, product type and quantity of the Branded Products it wishes GCO to produce, Manufacture and Package and shall include the Basic Purchase Order Terms.  Upon receipt of a Purchase Order, GCO shall provide Customer, within five (5) Business Days of receipt of the Purchaser Order, with a written notice (i) confirming its acceptance of the Purchase Order (each, a “Purchase Order Acceptance”); or (ii) notify Customer of its rejection of the Purchase Order (each, a “Purchase Order Rejection”).

(b)If GCO delivers a Purchase Order Acceptance, GCO shall use commercially reasonable efforts to deliver the Branded Products in accordance with a confirmed Purchase Order within the period prescribed in the Purchase Order. If GCO delivers a Purchase Order Rejection, in which case the Designated Representatives shall work together in good faith on a plan to resolve any obstacles, including, without limitation, the unit price of the Branded Products, if reasonably possible.

(c)Purchase Orders and placement are subject to product approvals and product calls from the provincial and other legal distributors.

ARTICLE 6
PAYMENT AND SHIPMENT

6.1Payment

Customer shall submit a deposit of 25% of the purchase price, as set out in the applicable Purchase Order, upon Purchase Order Acceptance, in accordance with the wire transfer instructions attached hereto as Schedule “B”. Except for any amounts disputed by Customer in good faith, in accordance with Article 14, Customer shall pay all of GCO’s invoices in full no later than 30 days in advance from the date of shipment of the Branded Products in question, in accordance with the wire transfer instructions attached hereto as Schedule “B”. All of GCO’s invoices shall be paid in full without any deductions or credits of any kind. Any requests for credit or deduction by Customer (including, but not limited to, costs due to additional freight costs incurred by the Purchaser, shortage in shipment quantity, quality defects, damage in transit or related matters) shall be processed in the form of a separate invoice to GCO. In the event Customer fails to pay an invoice from GCO within 90 days after the date of the invoice, GCO shall be entitled to interest at the prime rate as determined by the Bank of Canada from time to time.

6.2Taxes

All Taxes arising in connection with this Agreement shall be the sole responsibility of and remitted or paid by Customer.

6.3Shipment

(a)Unless the Parties hereto otherwise agree in writing with respect to a given Purchase Order, GCO shall use its preferred shipping company to ship Branded Products from GCO to Customer or its authorized distributors.

(b)All shipments of Branded Product shall be shipped in accordance with Customer’s written instructions included in the Purchase Order. All title, risk of damage to or loss of Products shall pass to Customer upon initiation of delivery of the Branded Products by GCO to such destination specified in the applicable Purchase Order.

6.4Survival

Notwithstanding anything to the contrary contained herein, the provisions of this Article 6 shall survive: (a) the termination or expiry of this Agreement; and (b) while any dispute related to any payment due hereunder is outstanding.

ARTICLE 7
RECORDS

7.1Records

(a)GCO shall create and maintain copies of accurate, complete, reliable and current (up to date) Records necessary for the effective and efficient performance of its obligations under this Agreement including:

(i)such documents, Records and other information required by Applicable Law and the provisions of this Agreement;

(ii)detailed, accurate, complete and current financial Records regarding the Manufacture of Branded Products during the Term; and

(iii)such documents, designs, specifications, configurations, Records and other information relating to GCO’s use, display, reproduction or other exploitation of the Customer IP pursuant to this Agreement; and

(iv)such other additional documents, books, Records and other information as may be mutually agreed to in writing from time to time by the Designated Representatives of the Parties.

(b)GCO shall, and shall cause its applicable affiliates and representatives to, retain accurate and complete copies of all Records for such period of time: (i) as required by Applicable Law; or (ii) until six (6) months after the expiration or termination of this Agreement, whichever is greater (the "Retention Period").

(c)At any time, and from time to time, during the Term and the Retention Period, Customer may make a written request for a copy of the Records created and maintained by GCO (a "Records Request"). GCO shall provide the requested Records as soon as reasonably practicable after the date of its receipt of the Records Request and, in any event, no later than thirty (30) Business Days after its receipt of the Records Request.

7.2Continuous Disclosure

Each Party shall, subject to its obligations of confidentiality owed to a third party, promptly advise the other Party of any material information that it now has, or may become aware of, that would have a material impact upon the ability of said Party to perform its obligations hereunder.

ARTICLE 8
CUSTOMER OBLIGATIONS

8.1Customer IP

Customer shall provide GCO with access to the Customer IP, in such format as GCO may reasonably require, in order for it to perform its obligations under this Agreement.

8.2Marketing and Promotion

(a)During the Term, Customer acknowledges and agrees that the Customer is solely responsibility for advertising, promoting and supporting the Branded Products.

(b)Customer covenants and agrees that all marketing, branding and advertising of the Branded Products shall be conducted in accordance with all Applicable Laws.

ARTICLE 9
DESIGNATED REPRESENTATIVES

9.1Appointment of Designated Representatives

Each Party shall appoint a representative that will have general oversight and management responsibility for the general administration of this Agreement and to whom the questions and concerns of each Party with respect to the rights, obligations and performance of this Agreement, (each such person a "Designated Representative") shall be directed in the first instance. For greater certainty, each Designated Representative shall have decision-making authority and the ability to bind his or her respective Party. As at the Effective Date the Designated Representatives of each Party are as follows:

GCO	—	Redacted - COO
Customer	—	Redacted

and each Party may change its Designated Representative upon five (5) Business Day's prior written notice of such change to each other Party.

9.2Obligations of Designated Representatives

The Parties shall cause each of its Designated Representatives to:

(a)ensure each of the applicable Parties performance of its obligations under this Agreement, including facilitating cooperation between the Parties;

(b)discuss and implement the addition of new Product categories;

(c)maintain the Records;

(d)perform those obligations of the Designated Representatives set forth in this Agreement;

(e)have overall responsibility for the consideration of any proposed amendment or modification to this Agreement;

(f)participate in the dispute resolution procedures provided for in this Agreement; and

(g)have such other responsibilities and obligations or perform such other duties as are expressly contemplated by this Agreement or as GCO and Customer may mutually agree in writing from time to time.

ARTICLE 10
REPRESENTATIONS, WARRANTIES & COVENANTS

10.1Mutual Representations and Warranties

Each Party hereby represents and warrants to and in favour of the other Party as follows, and acknowledges that the other Party is relying upon the following representations and warranties in connection with its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder:

(a)the Party is a corporation validly formed and existing in good standing under the laws of its jurisdiction of formation;

(b)the Party has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Party. This Agreement has been duly and validly executed by the Party, and constitutes a valid and binding obligation of the Party enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors generally and by general principles of equity, regardless of whether asserted in a proceeding in equity or law;

(c)the authorization of, execution and delivery of, and the performance by the Party of its obligations under, this Agreement and every other agreement or document to be entered into or delivered hereunder, will not constitute or result in the violation or breach of or default under, or cause the acceleration of, any obligations of the Party under:

(i)any term or provision of the articles, by-laws or other constating documents of the Party;

(ii)any Applicable Law or consent or approval issued by a Governmental Authority, except as would not reasonably be expected to have a material adverse effect on the Party's ability to perform its obligations under this Agreement; or

(iii)any term or provision of any order of any court applicable to the Party, except as would not reasonably be expected to have a material adverse effect on the Party's ability to perform its obligations under this Agreement;

(d)no consent or approval of any Governmental Authority, or filing with or notice to, any Governmental Authority, court or other Person, is required in connection with the execution, delivery or performance of this Agreement by the Party, except for any such consent, approval, filing or notice that would not have a materially adverse effect on the Party's ability to perform its obligations under this Agreement;

(e)the Party has conducted and is conducting its business in compliance in all material respects with all Applicable Laws and has held and maintained and will hold and maintain in good standing all necessary licenses, leases, permits, authorizations and other approvals necessary to permit it to conduct its business or to own, lease or operate its properties and assets, except where the failure to obtain any license, lease, permit, authorization or other approval would not have a material adverse effect on the Party;

(f)there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of the Party) pending, or to the best of the knowledge of the Party after due inquiry, threatened against or affecting the Party at law or in equity, or before or by any court or other Governmental Authority, domestic or foreign, that would materially adversely affect the Party's ability to perform its obligations under this Agreement;

(g)there are no Bankruptcy Proceedings pending or being contemplated by the Party or, to the best of its knowledge after due inquiry, threatened against or affecting the Party.

10.2Additional Representations, Warranties and Covenants of Customer

Customer hereby represents and warrants to and in favour of, and covenants with, GCO as follows, and acknowledges that GCO is relying upon the following representations, warranties and covenants in connection with its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder:

(a)the authorization of, execution and delivery of, and the performance by Customer of its obligations under, this Agreement and every other agreement or document to be entered into or delivered hereunder, will not constitute or result in the violation or breach of or default under, or cause the acceleration of, any obligations of the Party under the terms of any material agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which Customer is a party or by which it is bound, except as would not reasonably be expected to have a material adverse effect on Customer’s ability to perform its obligations under this Agreement;

(b)Customer owns and has adequate, valid and enforceable rights all Customer IP. Customer is not bound by any outstanding judgment, injunction, order or decree restricting the use of the Customer IP or restricting the licensing thereof to any person or entity;

(c)Customer’s prior and current use of the Customer IP has not and does not infringe, violate, dilute or misappropriate the Intellectual Property of any person or entity and there are no claims pending or threatened by any person or entity with respect to ownership, validity, enforceability, effectiveness or use of the Customer IP. No person or entity is infringing, misappropriating, diluting or otherwise violating any of the Customer IP, and neither Customer nor any affiliate of Customer has made or asserted any claim, demand or notice against any person or entity alleging any such infringement, misappropriation, dilution or other violation; and

(d)The use and display of all or any portion of the Customer IP by GCO pursuant to this Agreement will not violate, misappropriate or otherwise infringe the Intellectual Property rights or other property rights of any third party.

10.3Additional Representations, Warranties and Covenants of GCO

GCO hereby represents and warrants to and in favour of, and covenants with, Customer as follows, and acknowledges that Customer is relying upon the following representations, warranties and covenants in connection with its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder:

(a)with respect to each Branded Product, the Branded Product shall be Manufactured in accordance with all Applicable Law; and

(b)with respect to the relationship between GCO and Customer, neither GCO nor any of its representatives will hold itself out as anything other than a licensee of the Customer IP.

10.4Disclaimer

EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 11
CONFIDENTIAL INFORMATION

11.1 Scope of Confidential Information

From time to time either Party (the “Disclosing Party”) may disclose or make available to the other Party (the “Receiving Party”) information about its business affairs, goods, services Intellectual Property, confidential information, trade secrets and other sensitive or proprietary information. Such information, as well as the terms and conditions of this Agreement, whether oral, written, electronic or other form or media, and, whether or not marked, designated or otherwise identified as “confidential” constitute “Confidential Information” under this Agreement. For clarity, the Parties acknowledge and confirm that any information relating to the GCO IP pursuant to this Agreement is the Confidential Information of GCO. Confidential Information does not include information that, at the time of disclosure and as established by documentary evidence:

(a)is or becomes generally available and known by the public other than as a result of, directly or indirectly, any breach of this Agreement by the Receiving Party;

(b)is or becomes available to the Receiving Party on a non-confidential basis from a third party source; provided, that such third party is not and was not prohibited from disclosing such Confidential Information;

(c)was known by or in the possession of the Receiving Party before being disclosed by on or behalf of the Disclosing Party;

(d)was or is independently developed by the Receiving Party without reference to or use of, in whole or in part, any of the Disclosing Party’s Confidential Information; or

(e)is required to be disclosed under Applicable Laws; provided, that the Receiving Party shall, to the extent possible, first notify the Disclosing Party in writing of such requirement to disclose and fully cooperate with the Disclosing Party in taking all reasonable steps possible to protect and prevent the disclosure of the Confidential Information.

11.2Protection of Confidential Information

The Receiving Party shall:

(a)protect and safeguard the confidentiality of the Disclosing Party's Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care;

(b)not use the Disclosing Party's Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Agreement; and

(c)not disclose any such Confidential Information to any Person, except to the Receiving Party's officers, directors, employees, contractors and representatives who need to know the Confidential Information to assist the Receiving Party, or act on its behalf, to exercise its rights or perform its obligations under this Agreement.

11.3Irreparable Harm

Each Party acknowledges and confirms that the actual or threatened breach of a Party's obligations of confidentiality set out herein shall cause the non-breaching Party immediate and irreparable harm and such non-breaching Party shall be entitled to seek immediate injunctive relief restraining the breaching Party from such breach or threatened breach, in addition to any other remedies available to it in law or equity.

ARTICLE 12
INDEMNIFICATION

12.1Mutual Indemnification

Subject in all cases to the limitations of liability expressly set out in this Agreement, each Party (each, an "Indemnifying Party") agrees to indemnify, defend or hold harmless the other Party, its affiliates and each of their respective officers, directors, employees, agents, representatives, successors, and assigns (each, an "Indemnified Party") from any and all Losses arising from or in connection with any of the following:

(a)any material inaccuracy of any representation or warranty given by the Indemnifying Party in this Agreement or any agreement, instrument or document executed in connection with this Agreement;

(b)any breach by the Indemnifying Party of any covenant or provision of this Agreement, including any breach by the Indemnifying Party that was caused by or contributed to by any act or omission of its affiliates, and their respective officers, directors, employees, agents, representatives, successors, and assigns; and

(c)the failure of the Indemnifying Party, its affiliates, and their respective officers, directors, employees, agents, representatives, successors, and assigns to comply with Applicable Law in the performance of its obligations hereunder.

12.2Notice of Claim

If an Indemnified Party becomes aware of any act, omission or state of facts that may give rise to Losses in respect of which a right of indemnification is provided for under this Section 12.1, the Indemnified Party shall promptly give written notice thereof (a "Notice of Claim"), which notice shall specify whether the potential Losses arise as a result of a Direct Claim or a Third Party Claim.  Each Notice of Claim shall specify with reasonable particularity (to the extent that the information is available):

(a)the factual basis for the Claim, and any provisions of the Agreement, or of any Applicable Laws, relied upon; and

(b)the amount of the Claim, or, if an amount is not determinable, an approximate and reasonable estimate of the potential Claim;

provided that the failure by an Indemnified Party to promptly provide a Notice of Claim shall not relieve or diminish the Indemnifying Party from its indemnification obligations pursuant to Section 12.1 unless and only to the extent such failure or delay has prejudiced or could reasonably be expected to prejudice such Indemnifying Party’s ability to fully respond or the amount of Losses.

12.3Procedure for Indemnification

(a)Direct Claims.  Following receipt of notice of a Direct Claim, the Indemnifying Party shall have ninety (90) calendar days to make such investigation of the Direct Claim as the Indemnifying Party considers necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party and its representatives the information relied upon by the Indemnified Party to substantiate the Direct Claim, together with all such other information as the Indemnifying Party may reasonably request. If the Indemnified Party and the Indemnifying Party agree at or prior to the expiration of such ninety (90) calendar day period (or any extension thereof mutually agreed to in writing by the Indemnified Party and the Indemnifying Party) as to the validity and amount of the Direct Claim, the Indemnifying Party shall promptly pay to the Indemnified Party the full agreed upon amount of the Direct Claim, failing which, the Claim shall be settled in accordance with the dispute resolution provisions of this Agreement set out in Article 14 hereof.

(b)Third Party Claims.

(i)With respect to any Third Party Claim, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the negotiation, settlement or defence of the Third Party Claim and, in such event, the Indemnifying Party shall reimburse the Indemnified Party for all of the Indemnified Party's out-of-pocket expenses as a result of such participation or assumption. If the Indemnifying Party elects to assume such control, the Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim at its own expense and shall have the right to disagree on reasonable grounds with the selection and retention of legal counsel, in which case legal counsel satisfactory to both the Indemnifying Party and the Indemnified Party shall be retained by the Indemnifying Party.

(ii)If the Indemnifying Party, having elected to assume control as contemplated in Section 12.3(b)(i), thereafter fails to defend such Third Party Claim within a reasonable time, the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim.

(iii)In the event that any Third Party Claim is of a nature such that the Indemnified Party is required by Applicable Laws to make a payment to any Person (other than the Indemnified Party) with respect to such Third Party Claim before the completion of settlement negotiations or related legal proceedings, the Indemnified Party may make such payment and the Indemnifying Party shall, forthwith after demand by the Indemnified Party, reimburse the Indemnified Party for any such payment.  If the amount of any liability under the Third Party Claim in respect of which such a payment was made, as finally determined, is less than the amount which was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, forthwith after receipt of the difference from such Person, pay such difference to the Indemnifying Party.

(iv)Except in the circumstances contemplated by Section 12.3(b)(ii), whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third Party Claim, the Indemnified Party shall not negotiate, settle, compromise or pay any Third Party Claim except with the prior written consent of the Indemnifying Party (which consent shall not be unreasonably delayed or withheld).

(v)The Indemnified Party shall not permit any right of appeal in respect of any Third Party Claim to terminate without giving the Indemnifying Party notice thereof and an opportunity to contest such Third Party Claim.

(vi)The Parties shall cooperate fully with each other with respect to Third Party Claims, shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it becomes available) and shall each designate a senior officer who will keep himself/herself informed about and be prepared to discuss the Third Party Claim with his or her counterpart and with legal counsel at all reasonable times.

(vii)Notwithstanding anything to the contrary contained in this Section 12.3(b), the Indemnifying Party shall not settle any Third Party Claim without the consent of the Indemnified Party unless the settlement includes a complete release of the Indemnified Party with respect to the claim and does not include any admission of guilt or fault on the part of the Indemnified Party.

12.4Subrogation

In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to the terms of this Agreement, the Indemnifying Party shall, upon fulfillment of its obligations with respect to indemnification (including payment in full of all amounts due pursuant to its indemnification obligations) be subrogated to all rights of the Indemnified Party with respect to the claims to which such indemnification relates.

12.5Duty to Mitigate and Claim Under Insurance Policies

Each Party shall take all reasonable steps to mitigate its Losses upon and after becoming aware of any event that would reasonably be expected to give rise to any Losses.  Each Party agrees to promptly make a claim against any applicable insurance policies with respect to any Loss which is covered by such insurance policies and any such Losses shall be net of any insurance recoveries or payments received by the Party suffering the Loss.

12.6Exclusive Remedy

Other than as expressly provided for in this Agreement, the indemnities provided for in this Agreement shall constitute the only remedies of the Parties in the event of any breach of a representation, warranty, covenant or agreement of a Party contained in this Agreement.  The Parties may also exercise any remedies available for claims based on fraudulent acts or fraudulent misrepresentation and any equitable remedies. Each of the Parties expressly waives and renounces any other remedies whatsoever, whether at law or in equity, which it would otherwise be entitled to as against a Party.

12.7Losses

The Parties agree that, in all cases:

(a)Losses shall be net of any insurance or other recoveries or payments received by an Indemnified Party or any of its affiliates in connection with the facts or circumstances giving rise to the Losses; and

(b)no Party shall be entitled to duplication of recovery by reason of the state of facts giving rise to Losses constituting a breach of more than one representation, warranty, covenant or agreement in this Agreement.

12.8Limitation of Liability

(a)IN NO EVENT SHALL GCO OR ITS REPRESENTATIVES BE LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES OR DIMINUTION IN VALUE, ARISING OUT OF OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF (A) WHETHER SUCH DAMAGES WERE FORESEEABLE, (B) WHETHER OR NOT CUSTOMER WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR (C) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT OR OTHERWISE) UPON WHICH THE CLAIM IS BASED, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

12.9Force Majeure

(a)No Party shall be liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement, when and to the extent such failure or delay is caused by or results from the following force majeure events ("Force Majeure Event(s)"): (a) acts of God; (b) flood, fire, earthquake, tsunami, epidemics, pandemics such as the 2019 novel coronavirus pandemic (COVID-19), or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot or other civil unrest; (d) government order or law; (e) actions, embargoes or blockades in effect on or after the date of this Agreement; (f) action by any Governmental Authority; (g) national or regional emergency; (h) strikes, labour stoppages or slowdowns or other industrial disturbances; (i) shortage of adequate power or transportation facilities; and (j) other similar events beyond the reasonable control of the Party impacted by the Force Majeure Event (the "Impacted Party")

(b)The Impacted Party shall give notice within ten (10) days of the Force Majeure Event to the other Party, stating the period of time the occurrence is expected to continue, if reasonable ascertainable (a “Force Majeure Event Notice”). The Impacted Party shall use diligent efforts to end the failure or delay and ensure the effects of such Force Majeure Event are minimized. The Impacted Party shall resume the performance of its obligations as soon as reasonably practicable after the removal of the cause.

(c)Promptly after receipt of a Force Majeure Event Notice, the Designated Representatives shall meet (in person or by telephone) to discuss the Force Majeure Event and consider possible amendments to the terms of this Agreement, to give effect to the spirit of this Agreement.

(d)In the event that the Parties do not agree on amendments to this Agreement in accordance with Section 12.9(c) and the Impacted Party's failure or delay remains uncured for a period of twenty (20) consecutive days following the Force Majeure Event Notice, either Party may thereafter terminate this Agreement on ten (10) days written notice.

ARTICLE 13
TERM AND TERMINATION

13.1Term

The term of this Agreement shall begin on the Effective Date and shall continue for a period of 3 years following the date hereof, unless terminated in accordance with this Agreement (the "Initial Term").

13.2Renewal Option

The Initial Term shall thereafter be renewable on mutually agreed terms for 1 additional 3 year period (each a "Renewal Term" and together with the Initial Term, the "Term").

13.3Termination

(a)Either Party may terminate this Agreement upon written notice at least 90 days.

(b)Either Party may terminate this Agreement immediately upon written notice to the other Party in an Event of Default or in accordance with Section 12.9(d).

13.4Event of Default

Subject to Section 12.9, the occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

(a)a Party is in breach of any payment obligation under this Agreement, and such breach is not cured within fifteen (15) calendar days of written notice from the non-defaulting Party to the defaulting Party;

(b)a Party is in breach of any provision not relating to a payment obligation under this Agreement, and such breach is not cured within sixty (60) calendar days of written notice from the non-defaulting Party to the defaulting Party;

(c)a Party: (i) commits an act of fraud, as determined by an Arbitrator in accordance with Article 14; or (ii) is convicted by a court of competent jurisdiction of committing an indictable criminal offense;

(d)a Party assigns or attempts to assign or transfers or attempts to transfer, by operation of law or otherwise, including by way of merger or amalgamation, this Agreement or any rights hereunder, other than in accordance with the provisions of this Agreement;

(e)the commencement of any Bankruptcy Proceeding in respect of a Party and such Bankruptcy Proceeding is not abandoned within thirty (30) calendar days of written notice from the non-defaulting Party;

(f)a Party commences dissolution, liquidation or winding-up proceedings and such proceedings are not abandoned within thirty (30) calendar days of written notice from the non-defaulting Party.

13.5Effect of Termination

(a)Upon the termination or expiration of this Agreement, each Party shall promptly return to the other Party all Confidential Information of the other Party in the possession or control of the Party or its affiliates and their respective officers, directors, employees, agents, affiliates, representatives, successors or assigns.

(b)All pending Purchase Orders placed by Customer for Products on or before the effective date of the termination or expiry of this Agreement shall be fulfilled by GCO in accordance with the terms hereof and shall be paid for by Customer for in accordance with the terms hereof.

13.6Survival

Upon the termination or expiry of this Agreement for any reason, this Section 13.6, together with the provisions pertaining to Article 1 (Definitions), Article 2 (Interpretation), Article 6 (Payment and Shipment), Article 7 (Records), Article 11 (Confidential Information), Article 12 (Indemnification), Section 13.5 (Effect of Termination), Article 14 (Dispute Resolution), Section 15.1 (Entire

Agreement, Section 15.3 (Enurement), Section 15.5 (Notices), Section 15.6 (Governing Law), Section 15.8 (Independent Contractors), Section 15.9 (Language) and Section 15.10 (Further Assurances) shall survive the expiration or other termination of this Agreement for a period of one (1) year, or such longer period of time as expressly provided for in such provisions.

ARTICLE 14
DISPUTE RESOLUTION

14.1Arbitration Procedures

Subject to Section 11.3, all disputes, controversies or claims arising out of, relating to, or in respect of this Agreement, including any issue regarding its existence, validity, enforceability, interpretation, breach or termination (each a "Dispute") shall be resolved in accordance with the terms of this Article 14.

(a)Any Dispute that Parties are unable to amicably resolve or settle between themselves through negotiations between each Party's Designated Representative or senior executives of the Parties within fifteen (15) Business Days (or such longer period as the Parties may mutually agree to in writing) of a Party being provided notice of such Dispute or difference in accordance with Section 15.5 of this Agreement (the "Consultation Period") shall be referred to and finally determined by final and binding arbitration. The arbitration shall be confidential and shall be conducted by one independent and impartial arbitrator selected in accordance with the terms of this Agreement (the "Arbitrator").

(b)The arbitration shall be administrated by the International Court of Arbitration of the International Chamber of Commerce (the “International Court of Arbitration”) pursuant to the rules of the International Chamber of Commerce, except as they may be modified herein or by mutual written agreement of the Parties and to the extent that such rules do not conflict with the terms of this Article 14.

(c)The arbitration shall be seated in the City of Vancouver and the arbitration agreement set forth in this Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia. The language of the arbitration shall be English.

(d)Within thirty (30) calendar days of the expiry of the Consultation Period, the Parties agree to jointly select the Arbitrator who shall be trained in the laws of British Columbia. The Arbitrator shall be impartial and independent of the Parties and shall be experienced and knowledgeable about the subject matter of the Dispute (generally and not as to the express facts concerning the Dispute). If the Parties are unable to agree upon the Arbitrator, either Party may apply to elect an Arbitrator in accordance with the provisions of the International Court of Arbitration.

(e)It is specifically acknowledged and confirmed that any Dispute that cannot be resolved between the Parties prior the expiry of the Consultation Period shall be submitted to arbitration irrespective of the magnitude thereof or the amount in question.

(f)The Arbitrator shall have jurisdiction: (i) to apply all Applicable Laws, common law and equity (including without limitation the scope of the agreement to arbitrate, any statute of limitations, conflict of laws rules, tort claims and interest claims); and (ii)

to make an award or awards in respect of interest and the payment of the costs of the arbitration (including Arbitrators' fees and the legal costs of the Parties). The Arbitrator also may, where requested by a Party, determine the nature and extent of production of documents and oral depositions.

(g)The award of the Arbitrator shall be reduced to writing and be final and binding on the Parties and not subject to any appeal.  Any monetary award shall be made and payable, free of any Taxes or other deduction, and shall bear interest from the date of any breach or other violation of this Agreement to the date on which the award is paid, at a rate determined by the Arbitrator.

(h)Judgment upon the award(s) rendered by the Arbitrator may be entered and execution had in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and order of enforcement.

(i)Each Party shall bear its own expenses of preparing for and participating in connection with the arbitration, including legal fees but the Party against whom judgment is rendered shall bear all legal fees of the Arbitrator.

(j)By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of the arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies in aid of arbitration as may be available under the jurisdiction of a legal court, the Arbitrator shall have full authority to grant provisional remedies, statutory remedies and to award damages for the failure of the Parties to respect the Arbitrator's orders to that effect.

Nothing in this Agreement shall restrict or prohibit a Party from commencing arbitration at any time, including prior the expiry of a Consultation Period, in order to protect its rights under this Agreement or in relation to a dispute or disagreement.

14.2Continued Performance

Except where reasonably prevented by the nature of the Dispute, the Parties shall continue to perform their respective duties, obligations and responsibilities under this Agreement while the Dispute is being resolved in accordance with this Article 14, unless and until such obligations are lawfully terminated or expire in accordance with the provisions thereof.

14.3Proceedings Confidential

All dispute resolution and arbitration proceedings (including all related information, communications, documents, materials, and evidence) shall be strictly confidential, and each Party shall have a fiduciary obligation to the other Party to protect, preserve and maintain the integrity of such confidentiality.

ARTICLE 15
GENERAL MATTERS

15.1Entire Agreement

This Agreement, including all schedules and appendices annexed hereto which form an integral party hereof, constitutes the entire agreement between the Parties and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written, with respect to the subject matter hereof. There are no covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof, except as provided in this Agreement.

15.2Amendment and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on a Party unless consented to in writing by such Party. No failure or delay to exercise, or other relaxation or indulgence granted in relation to, any power, right or remedy under this Agreement shall operate as a waiver of it or impair or prejudice it nor shall any single or partial exercise or waiver of any power, right or remedy preclude its further exercise or the exercise of any other power, right or remedy. The failure of any Party to insist upon strict adherence to any provision of this Agreement on any occasion shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to such provision or any other provision of this Agreement. No purported waiver shall be effective as against any Party unless consented to in writing by such Party. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach.

15.3Enurement

This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors, legal representatives and permitted assigns.

15.4Assignment

This Agreement may not be assigned without the prior written consent of the other Party.  Notwithstanding the foregoing, either Party may transfer, assign, license, sublicense, sub-contract or otherwise dispose of any of its rights or obligations under this Agreement to an affiliate to an affiliate that is resident solely in Canada for purposes of the Tax Act, upon written notice to the other Party.

15.5Notices

Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be given in writing and shall be given by actual delivery or by email to its address, address set out below, addressed to the recipient as follows:

(a)If to GCO at:

GCO Packaging and Manufacturing Ltd.

Redacted

Attention:Redacted

Email:Redacted

(b)If to Customer at:

Redacted

Attention:Redacted

Email:Redacted

15.6Governing Law

This Agreement shall be governed and construed in accordance with the laws of the Province of British Columbia, without regard to its conflict of laws doctrine or any choice-of-law principles.  Subject to Article 14, each of the Parties hereby submits to the exclusive jurisdiction of the federal and provincial courts located in Vancouver, British Columbia.

15.7Legal Counsel

The Parties acknowledge that their respective legal counsel have participated in settling, or have reviewed the terms of, this Agreement, and the Parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

15.8Independent Contactors

The Parties are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the Parties. Within this document, any terms used to describe the Parties or the nature of their activities is purely for convenience, and not of legal significance. Neither Party shall have any power to bind the other Party or incur obligations on the other Party's behalf without the other Party's prior written consent. Neither Party shall represent itself in any way that implies that it is an agent, branch or joint venture of the other Party.

15.9Language

The Parties confirm having requested that this Agreement and all notices or other communications relating hereto be drawn-up in the English language only.

15.10Further Assurances

Each Party shall, from time to time and at all times hereafter, at the request of the other Party but without additional consideration, do all such other acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

15.11Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or electronic form, and the Parties adopt any signatures received by means of electronic communication as original signatures of the Parties.

[Remainder of this page intentionally left blank.]

The Parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of date first set out above.

GCO PACKAGING AND MANUFACTURING INC.
By:	/s/ Tim Moore
Name: Tim Moore
Title: CEO

Mycotopia Therapies Inc.
By:	/s/ Ben Kaplan
Name: Ben Kaplan
Title: CEO

SCHEDULE “A”
CUSTOMER IP

Please see the attached.

1

SCHEDULE “B”
GCO WIRE INSTRUCTIONS

Please see attached.

1

SCHEDULE “C”
CUSTOMER WIRE INSTRUCTIONS

Please see attached Document.

1

SCHEDULE D
PRODUCTS (see next page)

2

CERVEAU BACOPA

Aide à la mémoire et au système nerveux

Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada

HAVNLIFE

60 capsules

Elaboré avec en tête l'amélioration de l'être humain.

Bacopa aide à la santé du cerveau et améliore la mémoire. Utilisé pendant des siècles dans la médecine traditionnelle. Le Bacopa est un extrait puissant de plante qui est cliniquement prouvé pour aider les fonctions cognitives et le système nerveux.

Dosage adulte: 1 à 2 capsules par jour

Ingrédients médicaux Bacopa 150 mg

Ingrédients non médicamenteux
Maltodextrine, poudre de riz, stéarate de magnésium, silice, hypromellose

Précaution d'emploi
Ce produit peut avoir un effet diurétique et peut causer une irritation du tube digestif. Veuillez consulter votre médecin généraliste pour une utilisation prolongé, si les symptômes ou avant l'utilisation chez la femme enceinte, qui allaite ou qui prend des coagulants. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilité ou d'allergie.

BACOPA BRAIN

Memory and nervous system

Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada

HAVNLIFE

60 capsules

Formulated with human optimization in mind.

Bacopa supports brain health and improves memory. Used for centuries in herbal medicine and clinically proven to support cognitive function and the nervous system, Bacopa is a powerful plant extract.

Adult dosage: 1 to 2 capsules daily

Medical Ingredients
Bacopa 150 mg

Non-medicinal ingredients
Maltodextrin, rice powder, magnesium stearate, silica, hypromellose

Oral Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9

Safety Information
Consult a healthcare practitioner for prolonged use and prior to use if you are pregnant, breastfeeding, or taking blood thinners. This product can have a diuretic effect. Stop use of this if hypersensitivity or an allergy occurs.

6 28634 18102 7

NPN: 80105528

Havn Life Sciences	C M Y K
File name: havnlife_skew2_bacopabrain.ai	Dieline
Item: packaging design	
Trim size: 6.875" x 2.375"	Date: 22 February 2021
Bleed: 0.125"	Fonts: Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

3

Havn Life Finished Specs Sheet - Bacopa Brain V1

Company Name	HAVNLife	**Trial Version V01**			
Manufacturer	PNP	**Quote Version**			
Product Name	Bacopa Brain	**Target Fill Weight 0.00**			
Date	March 21, 2021	**Empty Cap Weight 107.00**			
Cap Count	60 caps				
NPN	80105528	Current label size: 2.375" x 6.875" new label size (waiting confirmation) 2.5" x 7"			
RM#/RS#	**Distributor/Manufacturer**	**Raw Material Name**	**Label Claim (mg)**	**Amount to input (mg)**	**Activity**
HVN005 / RS989	CS / United Nutrition	Bacopa monnieri (Whole Plant) 20:1	150	150.000	100.00%
RM1716 / RS962	Quadra / Beneo	Remyflo R7 90T		250.000	100.00%
RM1717	Cambrian	Oryza Sativa (rice) Powder Nu-Flow- conventional		5.000	100.00%
RM1659		Size 0 CLEAR VEG KCAPS		1.0	
Analysis	**Methods**	**Specicifcations**	**Initals**	**Notes**	
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B- Containing green-brown powder C- free flowing granular powder, D - with a characteristic odour			
2 - Identification					
2.1 Bacopa monnieri	FT- IR	positive			
3- Purity					
3.1 Microbial					
3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g			
3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g			
3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent

4

3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (total	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm			
17 Enthion	USP <561>	<2,00 ppm			
18 Fenitrothion	USP <561>	<0,50 ppm			
19 Fenvalerate	USP <561>	<1,50 ppm			
20 Fonofos	USP <561>	<0,05 ppm			
21 Heptachlor * Helptachlor Epo	USP <561>	<0,05 ppm			
22 Hexachlorobenzene	USP <561>	<0,10 ppm			
23 Hexachlorocyclohexane isome	USP <561>	<0,30 ppm			
24 Lindane (γ-BHC)	USP <561>	<0,60 ppm			
25 Malathion	USP <561>	<1,00 ppm			
26 Methidation	USP <561>	<0,20 ppm

5

27 Parathion-ethyl	USP <561>	<0,50 ppm			
28 Parathion - methyl	USP <561>	<0,20 ppm			
29 Permethrin	USP <561>	<1,00 ppm			
30 Phosalone	USP <561>	<0,10 ppm			
31 Piperonyl Butoxide	USP <561>	<3,00 ppm			
32 Primiphos -methyl	USP <561>	<4,00 ppm			
33 Pyrethrins (total)	USP <561>	<3,00 ppm			
34 Quintozene (total)	USP <561>	<1,00 ppm			
3-2-3 Solvents residue	USP (467)	Comply with USP			
4 Quantity / cap					
4.1 Bacopa monnieri (Whole Plant) 20:1		150 mg +/- 10%			
5 Performance Test					
5.1 Disintergration	USP<701>	< 45 Mn GJ cap			
5-2 Content Weight Variation	USP<2091>				
6- Non Medicinal Ingredients					
6.1 Remyflo R7 90T		250 mg			
6.2 Oryza Sativa (rice) Powder Nu-Flow- conventional		5 mg

6

SOULAGEMENT DE LA RHODIOLE
Réduit la fatigue mentale et le stress
Elaboré avec en tête l'amélioration de l'être humain.
L'extrait de plante Rhodiola Rosea est un adaptogène qui fournit un soulagement des symptômes dû au stress, ce qui inclus la fatigue mentale. Le Rhodiola Relief est élaboré pour aider la concentration et la fatigue mentale.
Dosage adulte: 1 à 3 capsules par jour. Evitez la consommation trois heures avant de dormir.
Ingrédients médicaux
Rhodiola Rosea 200mg, Salidrosde 0.8mg
Ingrédients non médicamenteux
Maltodextrine, oryza sativa (riz) poudre, silice, stéarate de magnésium, hypromellose.
Précaution d'emploi
Veuillez consulter votre médecin généraliste pour une utilisation prolongé, avant l'utilisation chez la femme enceinte, qui allaite ou qu prend des coagulants. Ce produit peut avoir un effet diurétique. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilté ou d'allergie.
Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada
HAVNLIFE
90 capsules
RHODIOLA RELIEF
Improve mental fatigue and stress
Formulated with human optimization in mind.
The plant extract Rhodiola Rosea is an adaptogen that provides relief from symptoms of stress including mental fatigue. Rhodiola Relief is formulated to support mental focus and mental stamina.
Adult dosage: 1 to 3 capsules daily
Avoid taking three hours before sleep
Medical Ingredients
Rhodiola Rosea 200 mg, Salidroside 0.8mg
Non-medicinal ingredients
Maltodextrin, rice powder, silica, magnesium stearate, hypromellose
Oral
Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9
Safety Information
Consult a healthcare practitioner for prolonged use and prior to use if you are pregnant, breastfeeding, or taking blood thinners. This product can have a diuretic effect. Stop use of this if hypersensitivity or an allergy occurs.
6 28634 18103 4
Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada
HAVNLIFE
90 capsules
NPN: 80105800

Havn Life Sciences	C M Y K
File name: havnlife_skew3_rhodiolarelief.ai	
Item: packaging design	Dieline
Trim size: 6.875" x 2.375"	Date: 22 February 2021
Bleed: 0.125"	Fonts: Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

7

Havn Life Finished Specs Sheet - Rhodiola V1

Company Name	HAVNLife	Trial Version	V01		
Manufacturer	PNP	Quote Version			
Product Name	Rhodiola Relief	Target Fill Weight 501.40	501.40		
Date	March 21, 2021	Empty Cap Weight 107.00	107.00		
Cap Count	90 caps				
NPN					
RM#/RS#	**Distributor/Manufacturer**	**Raw Material Name**	**Ingredients Labelling**	**Label Claim (mg)**	**Amount to input (mg)**
HVN006 / RS989	CS / United Nutrition	Rhodiola Rosea L. (Organism) 3:1 root	Rhodiola Rosea Extract 3:1	200	200.000
RM1716	Quadra / Beneo	Remyflo R7 90T	Rice Flour		300.000
RM1717	Cambrian	Oryza Sativa (rice) Powder Nu-Flow- conventional	Rice Powder		1.400
RM1659		Size 0 CLEAR VEG KCAPS			1.0
Analysis	**Methods**	**Specicifcations**	**Results**	**Initals**	**Notes**
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B- Containing green-brown powder C- free flowing granular powder, D - with a characteristic odour			
2 - Identification					
2.1 Rhodiola Rosea L.	FT- IR	positive			
3- Purity					
3.1 Microbial					
3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g			
3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g			
3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent

8

3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (tota	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm			
17 Enthion	USP <561>	<2,00 ppm			
18 Fenitrothion	USP <561>	<0,50 ppm			
19 Fenvalerate	USP <561>	<1,50 ppm			
20 Fonofos	USP <561>	<0,05 ppm			
21 Heptachlor * Helptachlor Ep	USP <561>	<0,05 ppm			
22 Hexachlorobenzene	USP <561>	<0,10 ppm			
23 Hexachlorocyclohexane ison	USP <561>	<0,30 ppm			
24 Lindane (y-BHC)	USP <561>	<0,60 ppm			
25 Malathion	USP <561>	<1,00 ppm			
26 Methidation	USP <561>	<0,20 ppm

9

27 Parathion-ethyl	USP <561>	<0,50 ppm			
28 Parathion - methyl	USP <561>	<0,20 ppm			
29 Permethrin	USP <561>	<1,00 ppm			
30 Phosalone	USP <561>	<0,10 ppm			
31 Piperonyl Butoxide	USP <561>	<3,00 ppm			
32 Primiphos -methyl	USP <561>	<4,00 ppm			
33 Pyrethrins (total)	USP <561>	<3,00 ppm			
34 Quintozene (total)	USP <561>	<1,00 ppm			
3-2-3 Solvents residue	USP (467)	Comply with USP			
4 Quantity / cap					
4.1 Rhodiola Rosea L. (Organism) 3:1 root		200 mg +/- 10%			
5 Performance Test					
5.1 Disintergration	USP<701>	< 45 Mn GJ cap			
5-2 Content Weight Variation	USP<2091>				
6- Non Medicinal Ingredients					
6.1 Remyflo R7 90T		300 mg			
6.2 Oryza Sativa (rice) Powder	Nu-Flow- conventional	1.4 mg			
Approved by:	**Date:**				
Released by:	**Date:**

10

CORDYCEPS PERFORMANCE

Aide immunitaire
et énergétique

Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada

HAVNLIFE

60 capsules

CHAMPIGNON ANTIOXYDANT

Elaboré avec en tête, la performance et l'énergie.
Les champignons Cordyceps aident à avoirun système immunitaire en bonne santé. Utilisé dans la médecine traditionnelle partout dans le monde, ces champignons améliorent les fonctions pulmonaire et rénale, c'est une source d'antioxydants qui aide à combattre les lésions des cellules dans le corps.

Dosage adulte: 2 capsules par jour

Ingrédients médicaux Cordyceps sinensis 375mg

Ingrédients non médicamenteux
Maltodextrine, poudre de riz, stéarate de magnésium, silice, hypromellose

Précaution d'emploi
Veuillez consulter votre médecin généraliste pour une utilisation prolongé, avant l'utilisation chez la femme enceinte, qui allaite ou qui prend des coagulants. Ce produit peut avoir un effet diurétique. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilité ou d'allergie.

CORDYCEPS PERFORM

Energy and
immunity support

Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada

HAVNLIFE

60 capsules

ANTIOXIDANT MUSHROOM

Created with performance and energy in mind.
Cordyceps mushrooms help support a healthy immune system. Used in herbal medicine around the world, these mushrooms improve lung and kidney function and are a source of antioxidants that help fight against free radical cell damage in the body.

Adult dosage: 2 capsules daily

Medical Ingredients
Cordyceps sinensis 375 mg

Non-medicinal ingredients
Maltodextrin, rice powder, magnesium stearate, silica, hypromellose

Oral Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9

Safety Information
Consult a healthcare practitioner for prolonged use and prior to use if you are pregnant, breastfeeding, or taking blood thinners. This product can have a diuretic effect. Stop use of this if hypersensitivity or an allergy occurs.

6 28634 18107 2

NPN: 80105551

Havn Life Sciences	C M Y K
File name: havnlife_skew4_cordycepsperform.ai	Dieline
Item: packaging design	
Trim size: 6.875" x 2.375"	Date: 22 February 2021
Bleed: 0.125"	Fonts: Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

11

Havn Life Finished Specs Sheet - Cordyceps Formula					
Company Name	HAVNLife	**Trial Version**			
Manufacturer	PNP	**Quote Version**			
Product Name	Cordyceps Formula	**Target Fill Weight: 534.24**			
Date	March 21, 2021	**Empty Cap Weight: 107.00**			
Cap Count	60 caps				
NPN:	80105551				
RM#/RS#	**Distributor/Manufacturer**	**Raw Material Name**	**Ingredients Labelling**	**Label Claim (mg)**	**Amount to input (mg)**
HVN004 / RS960	CSRM / United Nutrition	Ophiocordyceps sinensis 4:1	Cordyceps Mycelium Extract 4:1	375	375.000
RM1716 / RS962	Quadra / Beneo	Remyflo R7 90T	n/a		155
RM1717	Cambrian	Oryza Sativa (Rice) Powder (Nu-flow - conventional)	n/a		4.24
RM1659		Size 0 CLR VEG KCAPS			
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B- Containing green- brown powder C- free flowing granular powder, D - with a characteristic odour			
2 - Identification					
Ophiocordyceps sinensis 4:1 (Cordyceps)	FT- IR	positive			
3- Purity					
3.1 Microbial					
3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g

12

3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g			
3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent			
3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (total)	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm			
17 Enthion	USP <561>	<2,00 ppm			
18 Fenitrothion	USP <561>	<0,50 ppm			
19 Fenvalerate	USP <561>	<1,50 ppm			
20 Fonofos	USP <561>	<0,05 ppm			
21 Heptachlor * Helptachlor Epoxi	USP <561>	<0,05 ppm

13

22 Hexachlorobenzene	USP <561>	<0,10 ppm			
23 Hexachlorocyclohexane isomer	USP <561>	<0,30 ppm			
24 Lindane (y-BHC)	USP <561>	<0,60 ppm			
25 Malathion	USP <561>	<1,00 ppm			
26 Methidation	USP <561>	<0,20 ppm			
27 Parathion-ethyl	USP <561>	<0,50 ppm			
28 Parathion - methyl	USP <561>	<0,20 ppm			
29 Permethrin	USP <561>	<1,00 ppm			
30 Phosalone	USP <561>	<0,10 ppm			
31 Piperonyl Butoxide	USP <561>	<3,00 ppm			
32 Primiphos -methyl	USP <561>	<4,00 ppm			
33 Pyrethrins (total)	USP <561>	<3,00 ppm			
34 Quintozene (total)	USP <561>	<1,00 ppm			
3-2-3 Solvents residue	USP (467)	Comply with USP			
4 Quantity / cap					
4.2 Ophiocordyceps sinensis 4:1		375 mg			
5 Performance Test					
5.1 Disintergration	USP<701>	< 45 Mn GJ cap			
5-2 Content Weight Variation	USP<2091>				
6- Non Medicinal Ingredients					
6.1 Remyflo R7 90T		155 mg			
6.2 Oryza Sativa (rice) Powder Nu-Flow- conventional		4.24 mg			
Approved by:	**Date:**				
Released by:	**Date:**

14

IMMUNITÉ
CHAGA
Stimule l'immunité,
anti-inflammatoire
Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada
HAVNLIFE
60 capsules
CHAMPIGNON SUPERALIMENT ANTIOXYDANT
Superaliment de la nature.
Le champignon Chaga est le seconds plus grand antioxydant de la planète. Ce superaliment magique aide également à stimuler le système immunitaire et contrôle l'inflammation dans le corps.
Dosage adulte: 1 capsule par jour
Ingrédients médicaux
Chaga 360mg
Ingrédients non médicamenteux
Maltodextrine, oryza sativa (riz) poudre, stéarate de magnésium, silice, hypromellose
Précaution d'emploi
Veuillez consulter votre médecin généraliste pour une utilisation prolongé, avant l'utilisation chez la femme enceinte, qui allaite ou qui prend des coagulants. Ce produit peut avoir un effet diurétique. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilité ou d'allergie.
CHAGA
IMMUNITY
Anti-inflammatory
immune stimulator
Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada
HAVNLIFE
60 capsules
ANTIOXIDANT SUPERFOOD MUSHROOM
Nature's superfood.
Chaga mushrooms are the second highest antioxidant-rich food on the planet. This magical superfood also helps stimulate the immune system and control inflammation in the body.
Adult dosage: 1 capsule daily
Medical Ingredients
Chaga 360 mg
Non-medicinal ingredients
Maltodextrin, oryza sativa (rice) powder, magnesium stearate, silica, hypromellose
Oral
Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9
Safety Information
Consult a healthcare practitioner for prolonged use and prior to use if you are pregnant, breastfeeding, or taking blood thinners. This product can have a diuretic effect. Stop use of this if hypersensitivity or an allergy occurs.
6 28634 18105 8
NPN: 80105553

Havn Life Sciences		C M Y K	
File name:	havnlife_skew5_chagaimmunity.ai	Dieline	
Item:	packaging design		
Trim size:	6.875" x 2.375"	Date:	22 February 2021
Bleed:	0.125"	Fonts:	Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

15

Havn Life Finished Specs Sheet - ChagaFormula

Company Name	HAVNLife	**Trial Version**			
Manufacturer	PNP	**Quote Version**			
Product Name	Chaga Formula	**Target Fill Weight: 544.00**			
Date	March 21, 2021	**Empty Cap Weight: 107.00**			
Cap Count	60 caps				
NPN:	80105553				
RM#/RS#	**Distributor/Manufacturer**	**Raw Material Name**	**Ingredients Labelling**	**Label Claim (mg)**	**Amount to input (mg)**
HVN001	CSRM / United Nutrition	Inonotus obliquus (Chaga) extract 10:1	Chaga Mushroom Extract 10:1	360	360.000
RM1716	Quadra / Beneo	Remyflo R7 90T	n/a		180.000
RM1717	Cambrian	Oryza Sativa (Rice) Powder (Nu-flow - conventional)	n/a		4.000
RM1659		Size 0 CLR VEG KCAPS			
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B- Containing green- brown powder C- free flowing granular powder, D - with a characteristic odour			
2 - Identification					
Inonotus obliquus (Chaga) extract 10:1	FT- IR	positive

16

3- Purity					
3.1 Microbial					
3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g			
3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g			
3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent			
3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (total)	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm			
17 Enthion	USP <561>	<2,00 ppm

17

18 Fenitrothion	USP <561>	<0,50 ppm			
19 Fenvalerate	USP <561>	<1,50 ppm			
20 Fonofos	USP <561>	<0,05 ppm			
21 Heptachlor * Helptachlor Epoxide	USP <561>	<0,05 ppm			
22 Hexachlorobenzene	USP <561>	<0,10 ppm			
23 Hexachlorocyclohexane isomers	USP <561>	<0,30 ppm			
24 Lindane (γ-BHC)	USP <561>	<0,60 ppm			
25 Malathion	USP <561>	<1,00 ppm			
26 Methidation	USP <561>	<0,20 ppm			
27 Parathion-ethyl	USP <561>	<0,50 ppm			
28 Parathion - methyl	USP <561>	<0,20 ppm			
29 Permethrin	USP <561>	<1,00 ppm			
30 Phosalone	USP <561>	<0,10 ppm			
31 Piperonyl Butoxide	USP <561>	<3,00 ppm			
32 Primiphos -methyl	USP <561>	<4,00 ppm			
33 Pyrethrins (total)	USP <561>	<3,00 ppm			
34 Quintozene (total)	USP <561>	<1,00 ppm			
3-2-3 Solvents residue	USP (467)	Comply with USP			
4 Quantity / cap					
4.1 Inonotus obliquus (Chaga) extract 10:1		360 mg			
5 Performance Test					
5.1 Disintergration	USP<701>	< 45 Mn GJ cap			
5-2 Content Weight Variation	USP<2091>				
6- Non Medicinal Ingredients					
6.1 Remyflo R7 90T		180.000			
6.2 Oryza Sativa (rice) Powder Nu-Flow- conventional		4.000

18

REISHI
RECHARGE
Améliore le système immunitaire, le foie et l'énergie. Diminue le stress.
Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada
HAVNLIFE
60 capsules
CHAMPIGNON ADAPTOGÈNE
Elaboré avec en tête l'amélioration de l'être humain.
Les champignons Reishi stimulent le système immunitaire. Utilisé dans la médecine traditionnelle partout dans le monde, comme source d'énergie, améliore le foie et diminue le stress. Le champignon polyvalent a également été utilisé dans la médecine traditionnelle Chinoise pour renforcer le cœur et réduire la fatigue, l'insomnie; l'appétit, ainsi que la toux et la suffocation.
Dosage adulte: 1 capsule par jour pendant un repas
Ingrédients médicaux Reishi 600 mg
Ingrédients non médicamenteux
Maltodextrine, oryza sativa (riz) poudre, silice, stéarate de magnésium, hypromellose
Précaution d'emploi
A consommer avec un repas pour éviter les maux de ventre. Veuillez consulter un médecin généraliste si les symptômes persistent ou empirent. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilité ou d'allergie.
REISHI
RECHARGE
Energy, liver, stress and immune
Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada
HAVNLIFE
60 capsules
ADAPTOGEN MUSHROOM
Formulated with human optimization in mind.
Reishi mushrooms stimulate the immune system. Used in herbal medicine around the world, as a source of energy, stress and liver function support. This multi-purpose mushroom has also been used in Traditional Chinese Medicines to strengthen the heart to reduce fatigue, insomnia and appetite as well as coughs and wheezing.
Adult dosage: 1 capsule daily with food
Medical Ingredients
Reishi 600 mg
Non-medicinal ingredients
Maltodextrin, oryza sativa (rice) powder, silica, magnesium stearate, hypromellose
Oral
Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9
Safety Information
Take with food to avoid digestive upset. Consult a healthcare practitioner if symptoms persist or worsen. Stop use of this if hypersensitivity or an allergy occurs.
6 28634 18104 1
NPN: 80105552

Havn Life Sciences		C M Y K	
File name:	havnlife_skew6_reishirecharge.ai		
Item:	packaging design	Dieline	
Trim size:	6.875" x 2.375"	Date:	22 February 2021
Bleed:	0.125"	Fonts:	Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

19

Havn Life Finished Specs Sheet -Reishi Formula					
Company Name	HAVNLife	**Trial Version**			
Manufacturer	PNP	**Quote Version**			
Product Name	Reishi Formula	**Target Fill Weight: 763.00**			
Date	March 21, 2021	**Empty Cap Weight: 107.00**			
Cap count	60 caps				
NPN:	80105552				
RM#/RS#	**Distributor/Manufacturer**	**Raw Material Name**	**Ingredients Labelling**	**Label Claim (mg)**	**Amount to input (mg)**
HVN002 / RS958	CSRM / United Nutrition	Ganoderma lucidum extract 10:1	Reishi Mushroom Extract 10:1	600	600.000
RM1716	Quadra / Beneo	Remyflo R7 90T	N/A		160.000
RM1717	Cambrian	Oryza Sativa (rice) Powder Nu-Flo	N/A		3.000
RM1660		Size 00 CLR VEG KCAPS			
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B- Containing green- brown powder C- free flowing granular powder, D - with a characteristic odour			
2 - Identification					
2.1 Ganoderma lucidum extract (Reishi) 10:1	FT- IR	positive			
3- Purity					
3.1 Microbial					
3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g			
3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g

20

3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent			
3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (tot	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm			
17 Enthion	USP <561>	<2,00 ppm			
18 Fenitrothion	USP <561>	<0,50 ppm			
19 Fenvalerate	USP <561>	<1,50 ppm			
20 Fonofos	USP <561>	<0,05 ppm			
21 Heptachlor * Helptachlor E	USP <561>	<0,05 ppm			
22 Hexachlorobenzene	USP <561>	<0,10 ppm

21

23 Hexachlorocyclohexane iso	USP <561>	<0,30 ppm			
24 Lindane (y-BHC)	USP <561>	<0,60 ppm			
25 Malathion	USP <561>	<1,00 ppm			
26 Methidation	USP <561>	<0,20 ppm			
27 Parathion-ethyl	USP <561>	<0,50 ppm			
28 Parathion - methyl	USP <561>	<0,20 ppm			
29 Permethrin	USP <561>	<1,00 ppm			
30 Phosalone	USP <561>	<0,10 ppm			
31 Piperonyl Butoxide	USP <561>	<3,00 ppm			
32 Primiphos -methyl	USP <561>	<4,00 ppm			
33 Pyrethrins (total)	USP <561>	<3,00 ppm			
34 Quintozene (total)	USP <561>	<1,00 ppm			
3-2-3 Solvents residue	USP (467)	Comply with USP			
4 Quantity / cap					
4.1 Ganoderma lucidum extract (Reishi) 10:1		600 mg			
5 Performance Test					
5.1 Disintergration	USP<701>	< 45 Mn GJ cap			
5-2 Content Weight Variation	USP<2091>				
6- Non Medicinal Ingredients					
6.1 Remyflo R7 90T		160 mg			
6.2 Oryza Sativa (rice) Powder	Nu-Flow- conventional	3 mg

22

CRINIÈRE DE LYON
Stimule le système immunitaire
Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada
HAVNLIFE
60 capsules
CHAMPIGNON ANTIOXYDANT
Les champignons Lion's Mane aide à maintenant et répartir équitablement le système immunitaire.
Ces champignons sont conditionnés avec des antioxydants et aide à protéger contre les lésions des cellules.
Dosage adulte: 1 capsule par jour
Ingrédients médicaux
Lion's Mane 280 mg
Ingrédients non médicamenteux
Maltodextrine, stéarate de magnésium, hypromellose, oryza sativa (riz) poudre, silice
Précaution d'emploi
Veuillez consulter votre médecin généraliste pour une utilisation prolongé, avant l'utilisation chez la femme enceinte, qui allaite ou qui prend des coagulants. Ce produit peut avoir un effet diurétique. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilité ou d'allergie.
LION'S MANE
Immune stimulator
Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada
HAVNLIFE
60 capsules
ANTIOXIDANT MUSHROOM
Lion's Mane mushrooms help maintain and balance the immune system.
These mushrooms are packed with antioxidants and help protect against free radical cell damage
Adult dosage: 1 capsule daily
Medical Ingredients
Lion's mane 280 mg
Non-medicinal ingredients
Maltodextrin, magnesium stearate, hypromellose, oryza sativa (rice) powder, silica
Oral
Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9
Safety Information
Consult a healthcare practitioner for prolonged use and prior to use if you are pregnant, breastfeeding, or taking blood thinners. This product can have a diuretic effect. Stop use of this if hypersensitivity or an allergy occurs.
6 28634 18106 5
NPN: 80105554

Havn Life Sciences	C M Y K Dieline
File name: havnlife_skew7_lionsmane.ai	
Item: packaging design	
Trim size: 6.875" x 2.375"	Date: 22 February 2021
Bleed: 0.125"	Fonts: Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

23

Havn Life Finished Specs Sheet - Lion's Mane Formula

Company Name	HAVNLife	**Trial Version**			
Manufacturer	PNP	**Quote Version**			
Product Name	Lion's Mane Formula	**Target Fill Weight: 0.00**			
Date	March 21, 2021	**Empty Cap Weight: 107.00**			
Cap Count	60 caps				
NPN:	80105554				
RM#/RS#	**Distributor/Manufacturer**	**Raw Material Name**	**Ingredients Labelling**	**Label Claim (mg)**	**Amount to input (mg)**
HVN003 / RS959	CSRM / United Nutrition	Hericium erinaceus 10:1	Lion's Mane Mushroom Extract 10:1	280	280.000
RM1716 / RS962	Quadra / Beneo	Remyflo R7 90T	n/a		240.000
RM1717	Cambrian	Oryza Sativa (Rice) Powder (Nu-flow - conventional)	n/a		3.430
RM1659		Size 0 CLR VEG KCAPS			
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B-Containing green- brown powder C-free flowing granular powder, D - with a characteristic odour			
2 - Identification					
2.1 Hericium erinaceus 10:1 (Lion's Mane)	FT- IR	positive			
3- Purity					
3.1 Microbial

24

3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g			
3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g			
3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent			
3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (total)	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm			
17 Enthion	USP <561>	<2,00 ppm			
18 Fenitrothion	USP <561>	<0,50 ppm			
19 Fenvalerate	USP <561>	<1,50 ppm			
20 Fonofos	USP <561>	<0,05 ppm

25

21 Heptachlor * Helptachlor Epoxide	USP <561>	<0,05 ppm			
22 Hexachlorobenzene	USP <561>	<0,10 ppm			
23 Hexachlorocyclohexane isomers	USP <561>	<0,30 ppm			
24 Lindane (y-BHC)	USP <561>	<0,60 ppm			
25 Malathion	USP <561>	<1,00 ppm			
26 Methidation	USP <561>	<0,20 ppm			
27 Parathion-ethyl	USP <561>	<0,50 ppm			
28 Parathion - methyl	USP <561>	<0,20 ppm			
29 Permethrin	USP <561>	<1,00 ppm			
30 Phosalone	USP <561>	<0,10 ppm			
31 Piperonyl Butoxide	USP <561>	<3,00 ppm			
32 Primiphos -methyl	USP <561>	<4,00 ppm			
33 Pyrethrins (total)	USP <561>	<3,00 ppm			
34 Quintozene (total)	USP <561>	<1,00 ppm			
3-2-3 Solvents residue	USP (467)	Comply with USP			
4 Quantity / cap					
4.1 Hericium erinaceus 10:1 (Lion's Mane)		280 mg			
5 Performance Test					
5.1 Disintergration	USP<701>	< 45 Mn GJ cap			
5-2 Content Weight Variation	USP<2091>				
6- Non Medicinal Ingredients					
6.1 Remyflo R7 90T		240 mg			
6.2 Oryza Sativa (rice) Powder Nu-Flow- conventional		3.43 mg			
Approved by:	**Date:**				
Released by:	**Date:**

26

CHAMPIGNON D'ESPRIT

Système immunitaire et de l'énergie

Végan
Sans gluten
Sans OGM
Biodisponible
Fabriqué au Canada

HAVNLIFE

90 capsules

Avec quatre différentes sources de champignons, Mind Mushroom est élaboré avec en tête les performances humaines.

Elaboré comme une source d'antioxydants pour combattre les lésions des cellules et pour stimuler et répartir équitablement le système immunitaire. Nos ingrédients ont également été utilisés dans la médecine traditionnelle comme adaptogènes pour augmenter l'énergie et la résistance au stress.

Dosage adulte: 1 à 3 capsules par jour

Ingrédients médicaux Chaga 120mg, Reishi 200mg, Crinière de lion 93mg, Cordyceps 250mg

Ingrédients non médicamenteux Maltodextrine, poudre de riz, stéarate de magnésium, silice, hypromellose

Précaution d'emploi
Veuillez consulter votre médecin généraliste pour une utilisation prolongé ou avant l'utilisation chez la femme enceinte, qui allaite ou qui prend des coagulants. Ce produit peut avoir un effet diurétique. Arrêtez immédiatement ce traitement si vous présentez des signes d'hypersensibilité ou d'allergie.

MIND MUSHROOM

Immune system and energy

Vegan
Gluten-Free
Bioavailable
Non-GMO
Made in Canada

HAVNLIFE

90 capsules

With four different sources of mushrooms, Mind Mushroom is designed with human performance in mind.

Formulated as a source of antioxidants to fight against free radical cell damage and to balance and stimulate the immune system. Our ingredients have also been used in herbal medicine as an adaptogen to increase energy and resistance to stress.

Adult dosage: 1 to 3 capsules daily

Medical Ingredients
Chaga 120 mg, Reishi 200mg, Lion's mane 93 mg, Cordyceps 250mg

Non-medicinal ingredients
Maltodextrin, rice powder, magnesium stearate, silica, hypromellose

Oral Havn Life Sciences Inc. 3800 Wesbrook Mall Vancouver, BCCA, V6S 2L9

Safety Information
Consult a healthcare practitioner for prolonged use and prior to use if you are pregnant, breastfeeding, or taking blood thinners. This product can have a diuretic effect. Stop use of this if hypersensitivity or an allergy occurs.

6 28634 18101 0

NPN: 80105529

Havn Life Sciences	C M Y K Dieline
File name: havnlife_skew1_mindmushroom.ai	
Item: packaging design	
Trim size: 6.875" x 2.375"	Date: 22 February 2021
Bleed: 0.125"	Fonts: Futura Medium, Hurme Geometric Sans Bold, Open Sans Semibold, Regular, Light

27

Havn Life Finished Specs Sheet - Mushroom Mix Formula

Company Name	HAVNLife	Trial Version			
Manufacturer	PNP	Quote Version			
Product Name	Mushroom Mix	Target Fill Weight: 777.64			
Date	March 21, 2021	Empty Cap Weight: 137.00			
Cap Count	90 caps				
NPN:	80105529				
RM#/RS#	stributor/Manufactu	Raw Material Name	Ingredients Labelling	Label Claim (mg)	Amount to input (mg)
HVN004 / RS960	CSRM / United Nutrition	Ophiocordyceps sinensis 4:1 (Cordyceps)	Cordyceps Mycelium Extract 4:1	250	250
HVN002 / RS958	CSRM / United Nutrition	Ganoderma lucidum 10:1 (Reishi)	Reishi Mushroom Extract 10:1	200	200
HVN001 / RS961	CSRM / United Nutrition	Inonotus obliquus 10:1 (Chaga)	Chaga Mushroom Extract 10:1	120	120
RM1716 / RS962	Quadra / Beneo	Remyflo R7 90T	N/A		110.000
HVN003 / RS959	CSRM / United Nutrition	Hericium erinaceus 10:1 (Lion's Mane)	Lions Mane Mushroom Extract 10:1	93	93
RM1717 / RM905	Cambrian	Oryza Sativa (rice) Powder Nu-Flow- conve	N/A		4.642
RM1660		Size 00 CLR VEG KCAPS			
1- Description	* *Visually	A -Size 0 CLEAR VEG KCAPS, B- Containing green- brown powder C- free flowing granular powder, D - with a characteristic odour			
2 - Identification					
2.1 Ophiocordyceps sinensis 4:1 (Cordyc	FT- IR	positive			
2.2 Ganoderma lucidum 10:1 (Reishi)	FT- IR	positive			
2.3 Inonotus obliquus 10:1 (Chaga)	FT- IR	positive			
2.4 Hericium erinaceus 10:1 (Lion's Man	FT- IR	positive

28

3- Purity					
3.1 Microbial					
3.1.1 Yeast & molds	USP<2021/2022>	< 10 000 cfu/g			
3.1.2 Total count	USP<2021/2022>	< 100 000 cfu/g			
3.1.3 E. Coli	USP<2022>	Absent			
3.1.4 Salmonella	USP<2022>	Absent			
3.1.5 S. Aureus	USP<2022>	Absent			
3.2 Heavy Metals					
for 2 caps max / daily					
3.2.1.1 Arsenic	ICP/MS	<0,14 mcg/ kg of p.c & p.j. 2.45 mcg/ cap			
3.2.1.2 Cadmium	ICP/MS	< 0,09 mcg / kg of p.c & p.j. 1,575 mcg / cap			
3.2.1.3 Lead	ICP/MS	< 0,14 mcg / kg of p.c & p.j. 2.45 mcg / cap			
3.2.1.4 Total Mercury content	ICP/MS	< 0,29 mcg / kg of p.c & p.j. 5.075 mcg / cap			
3.2.2 Pesticides	GC-USP<561>	Comply with USP			
1 Alachlor	USP <561>	<0,05 ppm			
2 Aladrin & Dieldrin	USP <561>	<0,05 ppm			
3 Azinphos - Methyl	USP <561>	<1,00 ppm			
4 Bromopropylate	USP <561>	<3,00 ppm			
5 Chlordanes#(total)	USP <561>	<0,05 ppm			
6 Chlorfenvinfos	USP <561>	<0,50 ppm			
7 Chlorpyrifos	USP <561>	<0,20 ppm			
8 Chlorpyifos-menthyl	USP <561>	<10 ppm			
9 Cypermethrin	USP <561>	<1,00 ppm			
10 DDT + Metabolites	USP <561>	<1,00 ppm			
11 Deltamethrin	USP <561>	<0,50 ppm			
12 Diazinon	USP <561>	<0,50 ppm			
13 Dichlorvos	USP <561>	<1,00 ppm			
14 Dithiocarbamates as CS2	USP <561>	<2,00 ppm			
15 Endosulfan I + II Sulfate (total)	USP <561>	<3,00 ppm			
16 Endrin	USP <561>	<0,05 ppm

29

30

EPIC BRAIN

PATENTED BRAIN HEALTH FORMULAS
NOW AVAILABLE IN 2 FORMATS

TRIUMPH
EPIC BRAIN

POWDER

TRIUMPH
EPIC BRAIN

CAPSULES

Epic Brain is practitioner-formulated, 3rd party tested, Health Canada and FDA-approved solution for athletes challenged with physical, and psychological trauma due to injury.

An essential blend of natural ingredients will aid sleep, improve energy, reduce in lammation in the brain, and balance your mood to put you on the path of recovery.

DESIGNED FOR:

- Athletes
- First responders
- Shift workers
- Concussion sufferers
- Frequent travellers

BENEFITS:

- Improved brain energy
- Reduced in lammation
- Increased mental clarity
- Promotes restorative sleep

Used by 18 professional sport teams in the NFL, NBA, NHL and the MBL.

Ingredients	Quantity per dosage unit
Curcumin	380 mg
Acetylcarnitine	657 mg
R-alpha-lipoic acid	400 mg
Quercetin	269 mg
Taurine	500 mg
Astaxanthin	2 mg
Epigallocatechin 3-gallate	200 mg
Glycine	500 mg
Ginkgo	100 mg
Glutamine	3000 mg
Creatine monohydrate	495 mg
Melatonin	2 mg
N-acetyl-L-cysteine	500 mg
Phosphatidylcholine	60 mg
Phosphatidylserine	120 mg
D-ribose	600 mg

	POWDER	CAPSULES
DOSAGE	Take 1-2 scoops before bed in water, juice or best with almond milk or as directed by a Health Practitioner	Take 8 capsules before bed with water, juice or as directed by a Health Practitioner.
NOTES	For night time use. Unflavoured.	For night time use.

31

Naturally protect your brain power Protégez naturellement votre cerveau

Warnings and Contraindication: Consumption with alcohol, other medications or natural health products with sedative properties is not recommended. Consult a health care practitioner prior to use if you are following a low protein diet, if you have a kidney disorder, kidney stones, gallstones or a bile duct obstruction, stomach ulcers or excess stomach acid, iron deficiency, diabetes, liver disorder or develop symptoms of liver trouble (such as abdominal pain, dark urine or jaundice). If you are taking one of the following medications: anticoagulant, anticonvulsant, blood pressure medications, immunosuppressive medications, sedative, antiplatelet medication or blood thinners, hypnotic or psychotropic medications such as steroids, If you have one of the following conditions, asthma, cardiovascular disease, chronic kidney disease, depression, diabetes or hypoglycaemia, hormonal disorder, immune system disease, liver disease, migraine, or seizure disorder or if symptoms perist or worsen.

Avertissements: La consommation avec de l'alcool, d'autres médicaments ou des produits de santé naturels avec des propriétés sédatives n'est pas recommandée. Consultez un praticien de soins de santé avant de l'utiliser si vous suivez un régime à faible teneur en protéines, si vous avez un trouble rénal, des calculs rénaux, des calculs biliaires ou une obstruction des voies biliaires, des ulcères d'estomac ou de l'acide gastrique excessif, une carence en fer, Si vous prenez l'un des médicaments suivants: anticoagulant, anticonvulsivant, médicaments pour la pression artérielle, médicaments immunosuppresseurs, sédatifs, antiagrégants plaquettaires ou anticoagulants, médicaments hypnotiques ou psychotropes tels que: Comme les stéroïdes, si vous souffrez d'une des affections suivantes: asthme, maladiecardiovasculaire, maladie rénale chronique, dépression, diabète ou hypoglycémie, trouble hormonal, maladie du système immunitaire, maladie du foie, migraine ou convulsions ou si les symptômes persistent ou s'aggravent.

Take as directed by your healthcare professional. Do not use if pregnant or breast feeding. Prenez comme indiqué par votre professionnel de la santé. Ne pas utiliser en cas de grossesse ou d'allaitement.

RECOMMENDED USE
UTILISATION RECOMMANDÉE

For the maintenace of good health. Supports proper sleep cycle, energy production, muscle synthesis, and protects against free radicals.
Pour le maintien de la bonne santé. Supporte le bon cycle de sommeil, la production d'énergie, la synthèse des muscles et protège contre les radicaux libres.

Powered by HAVN LIFE

TRIŪMPH

EPIC BRAIN

Patented Brain Formula
Formule Cérébrale Brevetée
2,799,127

30 full scoop servings / portions pleines | 133g / Oral | Unflavoured / sans saveur

PM FORMULA FORMULE PM

Bottle contains 30 scoops. Directions: Take 1-2 scoops before bed in water, juice or best with almond milk or as directed by a Health Practitioner. **Duration of Use:** For use beyond 4 weeks, consult a Health Practitioner.

La bouteille contient 30 portions. Mode d'emploi: Prenez 1-2 cuillères avant de se coucher dans l'eau, le jus ou le meilleur avec du lait d'amande ou comme dirigé par un praticien de la santé. **Durée d'utilisation:** Pour une utilisation au-delà de 4 semaines, consultez un professionnel de la santé.

Ingredients Ingrédients	Quantity per Dosage Unit Quantité par unité posologique
CURCUMIN (CURCUMINE)	380 mg
ACETYLCARNITINE (ACETYLE-L-CARNITINE)	657 mg
R-ALPHA-LIPOIC ACID (R-ACIDE ALPHA-LIPOÏQUE)	400 mg
QUERCETIN (QUERCÉTINE)	269 mg
TAURINE (TAURINE)	500 mg
ASTAXANTHIN (ASTAXANTHINE)	2 mg
EPIGALLOCATECHIN 3-GALLATE (ÉPIGALLOCATÉCHINE-3-GALLATE)	200 mg
GLYCINE (GLYCINE)	500 mg
GINKGO (FEUILLE DE GINKGO BILOBA)	100 mg
GLUTAMINE (L-GLUTAMINE)	3000 mg
CREATINE MONOHYDRATE (CRÉATINE MONOHYDRATE)	495 mg
MELATONIN (MÉLATONINE)	2 mg
N-ACETYL-L-CYSTEINE (N-ACÉTYL-L-CYSTÉINE)	500 mg
PHOSPHATIDYLCHOLINE (PHOSPHATIDYLCHOLINE)	60 mg
PHOSPHATIDYLSERINE (PHOSPHATIDYLSÉRINE)	120 mg
D-RIBOSE (D-RIBOSE)	600 mg

Sealed for freshness and purity.
Do not use if seal is broken.
Scellé pour fraicheur/pureté.
Ne pas utiliser si le sceau est brisé.

Manufactured in Canada for Havn Life Retail
Richmond, BC, V6W 1J5
www.yourhavnlife.com

HavnLife_EpicBrain_Powder	C M Y K / Metallic / Dieline
File name: HavnLife_EpicBrain_Powder_CMYK.ai	
Item: Label design	
Trim size: 11" x 2.5"	Date: 28 January 2022
Bleed: 0.125"	Fonts: Futura Medium, Roboto, Myriad

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Naturally protect your brain power Protégez naturellement votre cerveau

Warnings and Contraindication: Consumption with alcohol, other medications or natural health products with sedative properties is not recommended. Consult a health care practitioner prior to use if you are following a low protein diet, if you have a kidney disorder, kidney stones, gallstones or a bile duct obstruction, stomach ulcers or excess stomach acid, iron deficiency, diabetes, liver disorder or develop symptoms of liver trouble (such as abdominal pain, dark urine or jaundice), if you are taking one of the following medications: anticoagulant, anticonvulsant, blood pressure medications, immunosuppressive medications, sedative, antiplatelet medication or blood thinners, hypnotic or psychotropic medications such as steroids, if you have one of the following conditions, asthma cardiovascular disease, chronic kidney disease, depression, diabetes or hypoglycaemia, hormonal disorder, immune system disease, liver disease, migraine, or seizure disorder or if symptoms persist or worsen.

Avertissements: La consommation avec de l'alcool, d'autres médicaments ou des produits de santé naturels avec des propriétés sédatives n'est pas recommandée. Consultez un praticien de soins de santé avant de l'utiliser si vous suivez un régime à faible teneur en protéines, si vous avez un trouble rénal, des calculs rénaux, des calculs biliaires ou une obstruction des voies biliaires, des ulcères d'estomac ou de l'acide gastrique excessif, une carence en fer, Si vous prenez l'un des médicaments suivants: anticoagulant, anticonvulsivant, médicaments pour la pression artérielle, médicaments immunosuppresseurs, sédatifs, antiagrégants plaquettaires ou anticoagulants, médicaments hypnotiques ou psychotropes tels que: Comme les stéroïdes, si vous souffrez d'une des affections suivantes: asthme, maladie cardiovasculaire, maladie rénale chronique, dépression, diabète ou hypoglycémie, trouble hormonal, maladie du système immunitaire, maladie du foie, migraine ou convulsions ou si les symptômes persistent ou s'aggravent.

Take as directed by your healthcare professional. Do not use if pregnant or breast feeding. Prenez comme indiqué par votre professionnel de la santé. Ne pas utiliser en cas de grossesse ou d'allaitement.

RECOMMENDED USE
UTILISATION RECOMMANDÉE

For the maintenace of good health. Supports proper sleep cycle, energy production, muscle synthesis, and protects against free radicals.
Pour le maintien de la bonne santé. Supporte le bon cycle de sommeil, la production d'énergie, la synthèse des muscles et protège contre les radicaux libres.

Powered by HAVNLIFE

TRIŪMPH

EPIC BRAIN

Patented Brain Formula
Formule Cérébrale Brevetée
2,799,127

250 capsules | Oral 296g

PM FORMULA FORMULE PM

Directions: Take 8 capsules before bed in water, juice or best with almond milk or as directed by a Health Practitioner. **Duration of Use:** For use beyond 4 weeks, consult a Health Practitioner.

Mode d'emploi: Prenez 8 capsules avant de se coucher dans l'eau, le jus ou le meilleur avec du lait d'amande ou comme dirigé par un praticien de la santé. **Durée d'utilisation:** Pour une utilisation au-delà de 4 semaines, consultez un professionnel de la santé.

Ingredients Ingrédients	Quantity per Dosage Unit Quantité par unité posologique
CURCUMIN (CURCUMINE)	380 mg
ACETYLCARNITINE (ACÉTYLE-L-CARNITINE)	657 mg
R-ALPHA-LIPOIC ACID (R-ACIDE ALPHA-LIPOÏQUE)	400 mg
QUERCETIN (QUERCÉTINE)	269 mg
TAURINE (TAURINE)	500 mg
ASTAXANTHIN (ASTAXANTHINE)	2 mg
EPIGALLOCATECHIN 3-GALLATE (ÉPIGALLOCATÉCHINE-3-GALLATE)	200 mg
GLYCINE (GLYCINE)	500 mg
GINKGO (FEUILLE DE GINKGO BILOBA)	100 mg
GLUTAMINE (L-GLUTAMINE)	3000 mg
CREATINE MONOHYDRATE (CRÉATINE MONOHYDRATE)	495 mg
MELATONIN (MÉLATONINE)	2 mg
N-ACETYL-L-CYSTEINE (N-ACÉTYL-L-CYSTÉINE)	500 mg
PHOSPHATIDYLCHOLINE (PHOSPHATIDYLCHOLINE)	60 mg
PHOSPHATIDYLSERINE (PHOSPHATIDYLSÉRINE)	120 mg
D-RIBOSE (D-RIBOSE)	600 mg

Sealed for freshness and purity.
Do not use if seal is broken.
Scellé pour fraicheur/pureté.
Ne pas utiliser si le sceau est brisé.

Manufactured in Canada for Havn Life Retail
Richmond, BC, V6W 1J5
www.yourhavnlife.com

HavnLife_EpicBrain_Capsules	C M Y K / Metallic / Dieline
File name: HavnLife_EpicBrain_Capsules_CMYK.ai	
Item: Label design	
Trim size: 11" x 2.5"	Date: 28 January 2022
Bleed: 0.125"	Fonts: Futura Medium, Roboto, Myriad

33

Schedule E

Pricing

Pricing is based on minimum 5000 bottles of each sku. Price for Brain Formulas TBD.

Customer to supply label artwork

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